QuickLinks -- Click here to rapidly navigate through this document

Exhibit 21.1

THE HOWARD HUGHES CORPORATION

LIST OF SUBSIDIARIES

3 Waterway Holdings, LLC	Texas
4 Waterway Holdings, LLC	Delaware
20 & 25 Waterway Holdings, LLC	Delaware
70 CC, LLC	Delaware
80 South, LLC	Delaware
110 Holding, LLC	Delaware
110 Wacker, LLC	Delaware
117 Beekman Street Holdings, LLC	Delaware
170 Retail Associates, Ltd.	Texas
170 Retail Holding, LLC	Delaware
988 Halekauwila, LLC	Delaware
1108 Ouahi, LLC	Delaware
1118 Ala Moana, LLC	Delaware
1240 Ala Moana, LLC	Delaware
1701 Lake Robbins, LLC	Delaware
9303 New Trails Holdings, LLC	Delaware
ACB Parking Business Trust	Maryland
Alameda Plaza, LLC	Delaware
AllenTowne Mall, LLC	Delaware
American City Building Business Trust	Maryland
Beverage Operations, Inc.	Texas
Bridgeland Construction, LLC	Delaware
Bridgeland Development, LP	Maryland
Bridgeland GP, LLC	Delaware
Bridgeland Holding Company, Inc.	Delaware

Bridges at Mint Hill, LLC	Delaware
Bridges at Mint Hill Member, LLC	Delaware
Carlton Woods Holdings, LLC	Delaware
Century Plaza L.L.C.	Delaware
Clover Acquisitions LLC	Delaware
Cottonwood Mall, LLC	Delaware
Cottonwood Square, LLC	Delaware
CSPV Holdings, LLC	Delaware
Cypress LA, LLC	Delaware
Elk Grove Town Center L.L.C.	Delaware
Elk Grove Town Center, L.P.	Delaware
Emerson Land Business Trust	Maryland
Emerson Land, LLC	Delaware
Fairwood Commercial Development Holding, LP	Maryland
Fairwood Commercial Development Limited Partnership	Maryland
Fairwood Commercial Front Foot Benefit Company, LLC	Maryland
FV-93 Limited	Texas
Gateway Overlook III Business Trust	Maryland
GG DR, L.L.C.	Illinois
Greengate Mall, Inc.	Pennsylvania
Harper's Choice Business Trust	Maryland
Hexalon Real Estate, LLC	Delaware
HHC Travel, LLC	Delaware
HHMK Development, LLC	Delaware
HL Champion Holding Company, LLC	Delaware
HL Amenities Holdings, LLC	Delaware
HL Multi-Family Holdings, LLC	Delaware
HL Restaurant Row, LLC	Delaware
HL Retail Row, LLC	Delaware

Howard Hughes Management, Co. LLC	Delaware
Howard Hughes Management Services Company, LLC	Delaware
Howard Hughes Properties, Inc.	Nevada
HRD Parking Deck Business Trust	Maryland
HRD Parking, Inc.	Maryland
Kapiolani Residential LLC	Delaware
KR Holdings, LLC	Delaware
Land Trust No. 89433	Hawaii
Land Trust No. 89434	Hawaii
Land Trust No. FHB-TRES 200601	Hawaii
Land Trust No. FHB-TRES 200602	Hawaii
Landmark Mall L.L.C.	Delaware
LRVC Business Trust	Maryland
Merchantwired Interest, Inc.	Maryland
Merchant Wired, LLC	Delaware
Merriweather Post Business Trust	Maryland
Millennium Woodlands Phase II, LLC	Delaware
Millennium Woodlands Phase II Member, LLC	Delaware
Natick Residence LLC	Delaware
Oakland Ridge Industrial Development Corporation	Maryland
One Hughes Landing, LLC	Delaware
Parcel C Business Trust	Maryland
Parcel C Development, LLC	Delaware
Parcel C Property, LLC	Delaware
Parcel D Business Trust	Maryland
Parcel D Development LLC	Delaware
Parcel D Property LLC	Delaware
Parke West, LLC	Delaware
Price Development TRS, Inc.	Delaware

Princeton Land East, LLC	Delaware
Princeton Land, LLC	Delaware
Red Rock Investment, LLC	Nevada
Redlands Land Acquisition Company L.L.C.	Delaware
Redlands Land Acquisition Company L.P.	Delaware
Rio West L.L.C.	Delaware
Riva Row Woodlands Member, LLC	Delaware
Riverwalk Marketplace (New Orleans), LLC	Delaware
Seaport Management Development Company, LLC	Delaware
Seaport Marketplace Theatre, LLC	Maryland
Seaport Marketplace, LLC	Maryland
South Street Seaport Limited Partnership	Maryland
SSV Nevada, LLC	Delaware
Stewart Title of Montgomery County Inc.	Texas
Stone Lake, LLC	Maryland
Summerlin Baseball Club Member , LLC	Delaware
Summerlin Centre, LLC	Delaware
Summerlin Corporation	Delaware
Summerlin Development, LLC	Delaware
Summerlin Development Management Company, LLC	Delaware
Summerlin Hospital Medical Center, L.P.	Delaware
Summerlin Las Vegas Baseball Club, LLC	Delaware
Summerlin North LP, LLC	Delaware
Summerlin South LP, LLC	Delaware
The Downtown Columbia Partnership, Inc.	Maryland
The Howard Hughes Company, LLC	Delaware
The Howard Research And Development Corporation	Maryland
The Hughes Corporation	Delaware
The Shops at Summerlin North, LP	Delaware

The Shops at Summerlin South, LP	Delaware
The Woodlands Beverage, Inc.	Texas
The Woodlands Brokerage, LLC	Texas
The Woodlands Commercial Brokerage Company, L.P.	Texas
The Woodlands Commercial Properties Company, LP	Texas
The Woodlands Corporation	Delaware
The Woodlands Custom Residential Sales, LLC	Texas
The Woodlands Custom Sales, LP	Texas
The Woodlands Holding Company, Inc.	Delaware
The Woodlands Land Development Company, L.P.	Texas
The Woodlands Management Development Company, LLC	Delaware
The Woodlands Operating Company, L.P.	Texas
Town Center Development Company GP, LLC	Texas
Town Center Development Company, LP	Texas
Town Center East Business Trust	Maryland
Town Center East Parking Lot Business Trust	Maryland
TWC Commercial Properties, LLC	Delaware
TWC Commercial Properties LP	Delaware
TWC Land Development, LLC	Delaware
TWC Land Development LP	Delaware
TWC Operating, LLC	Delaware
TWC Operating LP	Delaware
TWCPC Holdings GP, L.L.C.	Texas
TWCPC Holdings, L.P.	Texas
TWLDC Holdings GP, L.L.C.	Texas
TWLDC Holdings, L.P.	Texas
Victoria Ward Center L.L.C.	Delaware
Victoria Ward Entertainment Center L.L.C.	Delaware
Victoria Ward Services, Inc.	Delaware

Victoria Ward, Limited	Delaware
Volo Land, LLC	Delaware
VW Condominium Development, LLC	Delaware
Ward Condominium Holdings, LLC	Delaware
Ward Gateway-Industrial-Village, LLC	Delaware
Ward Management Development Company, LLC	Delaware
Ward Plaza-Warehouse, LLC	Delaware
Waterway Ave Partners, L.L.C.	Texas
Waterway Hotel Holdings, LLC	Delaware
WECCR General Partnership	Texas
WECCR, Inc.	Texas
West Kendall Holdings, LLC	Maryland
Westlake Retail Associates, Ltd.	Texas
Westlake Retail Holding, LLC	Delaware
Wincopin Restaurant Business Trust	Maryland
Woodlands Acquisition, LLC	Texas
Woodlands Office Equities-95, Ltd.	Texas
Woodlands Sarofim #1, Ltd.	Texas
WPC 17-RRA, LLC	Delaware
WRCC Holdings, LLC	Delaware

QuickLinks

  Exhibit 21.1
THE HOWARD HUGHES CORPORATION LIST OF SUBSIDIARIES